UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2006
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 4

Item 2.02. Results of Operations and Financial Condition
On July 19, 2006, we issued a news release announcing second quarter results for the period ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1.
On July 20, 2006, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:00 a.m. eastern, 9:00 a.m. central, regarding the second quarter results. This scheduled conference call was previously announced on July 6, 2006 and will be available via real-time webcast. To access the call please contact the conference call operator at 866-271-0675, or 617-213-8892 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford conference call. The passcode is “Weatherford”. A replay will be available until 5:00 p.m. central, July 28, 2006. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 16410800. In addition, an enhanced webcast of the conference call and replay will be available through our website at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.
Item 7.01. Regulation FD Disclosure
On July 19, 2006, we issued a news release announcing second quarter results for the period ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibit
(c)	Exhibit

99.1	Press release dated July 19, 2006 announcing earnings for the quarter ended June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated: July 19, 2006	/s/ Lisa W. Rodriguez

Lisa W. Rodriguez
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit
99.1	Press release dated July 19, 2006 announcing earnings for the quarter ended June 30, 2006.